UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 18, 2013

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 18, 2013, Integrated Environmental Technologies, Ltd. (the “Company”) dismissed Weaver, Martin & Samyn, LLC (the “Former Accountant”) as the Company’s principal accountant.  The Company has engaged L.L. Bradford & Company (“New Accountant”) as its principal accountant effective July 18, 2013.  The decision to change accountants was approved by the Company’s audit committee.

The Former Accountant’s audit reports on the consolidated financial statements of the Company for the past two years ended December 31, 2012 and 2011 and subsequent interim period through March 31, 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the consolidated financial statements of the Company for each of the years ended December 31, 2012 and 2011 contained an uncertainty about the Company’s ability to continue as a going concern.

During each of the two years ended December 31, 2012 and 2011 and through the interim period ended July 18, 2013, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference thereto in its reports on the financial statements for such periods.

During each of the two years ended December 31, 2012 and 2011 and through the interim period ended July 18, 2013, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On July 22, 2013, the Company provided the Former Accountant with the Company’s disclosures in this current report on Form 8-K and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.  The Former Accountant’s response is filed as an exhibit to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
16.1	Letter from Weaver, Martin & Samyn, LLC to Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL
TECHNOLOGIES, LTD.

July 24, 2013	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Weaver, Martin & Samyn, LLC to Securities and Exchange Commission.